UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021 (September 21, 2021)

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Commerce Street, Nashville, TN  37023
(Address of principal executive offices)
(Zip Code)
(212) 969-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Units rep. assignments of beneficial ownership of limited partnership interests in AB Holding	AB	NYSE

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective September 21, 2021, Paul Audet departed the Board of Directors (the “Board”) of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P. and AllianceBernstein Holding L.P.

(d) Effective September 21, 2021, Todd Walthall, Executive Vice President of Enterprise Growth at United Healthcare Group, joined the Board and the Audit and Risk Committee of the Board.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.01    BOD Release.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: September 27, 2021	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary